FORM 8-K


                        SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C.  20549



                                  Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)    April 20, 1995


                            CAROLINA POWER & LIGHT COMPANY
     _________________________________________________________________________
                (Exact name of registrant as specified in its charter)


             North Carolina                    1-3382             56-0165465
     _________________________________________________________________________
     (State or other jurisdiction              (Commission  (IRS Employer
           of incorporation)                   File Number) Identification No.)


             411 Fayetteville Street, Raleigh, North Carolina  27601
     ________________________________________________________________________
                    (Address of principal executive offices)


       Registrant's telephone number, including area code  (919) 546-6111
                                                           ______________








Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
_____________________________________________________________________________

(a) Interim financial statements (unaudited), including statements of income, balance sheets and statements of cash flows, for the period ended
     March 31, 1995.

(b)    No pro forma financial information is filed herewith.

(c)    Exhibits

       -   Computation of Ratio of Earnings to Fixed Charges




                                 SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CAROLINA POWER & LIGHT COMPANY
                                                 Registrant



                                       By:       /s/ Richard E. Jones
                                                 Senior Vice President

Date:  April 20, 1995